UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 9, 2016

Date of Report (Date of earliest event reported)

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Commission file number : 1-34073

Maryland	31-0724920
(State of incorporation)	(I.R.S. Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

(614) 480-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 26, 2016, Huntington Bancshares Incorporated (the “Company”) announced its planned acquisition of FirstMerit Corporation (“FirstMerit”). In connection with the planned acquisition of FirstMerit, the following financial statements are provided:

•	Audited consolidated balance sheet of FirstMerit as of December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2015, the notes related thereto and the Report of Ernst & Young LLP, independent registered public accounting firm, dated February 22, 2016.

The following unaudited pro forma condensed combined financial statements of the Company and FirstMerit are provided:

•	Unaudited pro forma condensed combined balance sheet as of December 31, 2015.

•	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2015.

•	Notes to unaudited pro forma condensed combined financial statements.

The acquisition of FirstMerit has not yet been consummated and there can be no assurance that the transaction will be consummated as contemplated, or at all. For further information relating to the planned acquisition of FirstMerit, please see the Company’s current report on Form 8-K filed on January 28, 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business to be Acquired.

Audited consolidated balance sheet of FirstMerit as of December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2015, the notes related thereto and the Report of Ernst & Young LLP, independent registered public accounting firm, dated February 22, 2016, are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

The Company’s and FirstMerit’s unaudited pro forma condensed combined balance sheet as of December 31, 2015, unaudited pro forma condensed combined statement of income for the year ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Audited consolidated balance sheet of FirstMerit Corporation as of December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2015, the notes related thereto and the Report of Ernst & Young LLP, independent registered public accounting firm, dated February 22, 2016.

99.2	Unaudited pro forma condensed combined balance sheet of Huntington Bancshares Incorporated and FirstMerit Corporation as of December 31, 2015, unaudited pro forma condensed combined statement of income of Huntington Bancshares Incorporated and FirstMerit Corporation for the year ended December 31, 2015, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Richard A. Cheap
Richard A. Cheap
Secretary

Date: March 9, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Audited consolidated balance sheet of FirstMerit Corporation as of December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2015, the notes related thereto and the Report of Ernst & Young LLP, independent registered public accounting firm, dated February 22, 2016.

99.2	Unaudited pro forma condensed combined balance sheet of Huntington Bancshares Incorporated and FirstMerit Corporation as of December 31, 2015, unaudited pro forma condensed combined statement of income of Huntington Bancshares Incorporated and FirstMerit Corporation for the year ended December 31, 2015, and the notes related thereto.